SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 26, 2010

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and full year results through December 31, 2009.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 26, 2010, announcing the fourth quarter and full year results through December 31, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: January 26, 2010

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR OF 2009

JOHNSTOWN, PA –AmeriServ Financial, Inc. (NASDAQ: ASRV) reported a fourth quarter 2009 net loss of $1.7 million or $0.09 per diluted share.  This represents a decrease of $3.3 million from the fourth quarter 2008 net income of $1.6 million or $0.07 per diluted share.  For the year ended December 31, 2009, the Company reported a net loss of $4.9 million or $0.28 per diluted share.  This also represents a decrease of $10.4 million when compared to net income of $5.5 million or $0.25 per diluted share for the full year of 2008.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2009 and 2008:

	Fourth Quarter 2009	Fourth Quarter 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

Net income (loss)	($1,679,000)	$1,615,000	($4,895,000)	$5,509,000
Diluted earnings per share	($ 0.09)	$ 0.07	($ 0.28)	$0.25

 Glenn Wilson, President and Chief Executive Officer, commented on the 2009 financial results, “AmeriServ Financial reported a loss for both the fourth quarter and full year of 2009 due to an increased provision for loan losses.  We performed a comprehensive review of our commercial loan portfolio during the second half of 2009 which included the gathering of the most current financial data we could obtain from our commercial borrowers to determine what impact the recessionary economy had on their financial performance.  This review indicated the need for another strong contribution to our allowance for loan losses in the fourth quarter of 2009; although the amount of the quarterly provision did decline from the third quarter level.  As a result of this loan loss reserve strengthening in 2009, our allowance for loan losses represented 2.72% of total loans outstanding and provided 115% coverage of non-performing loans at December 31, 2009.  This higher loan loss provision unfortunately more than offset some strong fundamentals, such as, a $3.3 million increase in net interest income that resulted from solid deposit and loan growth experienced within our bank during 2009.”

The Company’s net interest income in the fourth quarter of 2009 increased modestly by $12,000 from the prior year’s fourth quarter, and for the full year of 2009 increased more significantly by $3.3 million or 11.4% when compared to 2008.  The Company’s net interest margin of 3.72% for the full year of 2009 is also 8 basis points better than the 3.64% net interest margin achieved during the full year of 2008.  The increased net interest income and margin resulted from a combination of solid loan and deposit growth and the pricing benefits achieved from a steeper yield curve in 2009.  Specifically, total loans averaged $725 million in 2009, an increase of $83 million or 13.0% over 2008.  This growth caused overall loan interest revenue to increase in 2009 despite the lower interest rate environment.  The loan growth was driven by increased commercial loan production as the majority of increased residential mortgage loan production has been sold into the secondary market.  The Company’s strong liquidity position has been supported by total deposits that averaged $763 million in 2009, an increase of $68 million or 9.8% over 2008.  The Company believes that uncertainties in the financial markets and the economy have contributed to growth in money market accounts, certificates of deposit and demand deposits as consumers have looked for safety in well capitalized community banks like AmeriServ Financial.  Additionally, the Company also benefited from a favorable $3.7 million decline in interest expense caused by the more rapid downward repricing of both deposits and Federal Home Loan Bank borrowings due to the market decline in short-term interest rates.

The Company appropriately strengthened its allowance for loan losses in the fourth quarter and full year of 2009 in response to deterioration in asset quality.  This deterioration in asset quality in 2009 was evidenced by higher levels of nonperforming loans and classified loans than in 2008 and reflects the results of a comprehensive review of loans in the commercial loan and commercial real estate portfolio in the second half of 2009.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  Overall, the Company recorded a $3.8 million provision for loan losses in the fourth quarter of 2009 compared to a $625,000 provision in the fourth quarter of 2008, or an increase of $3.1 million.  For the full year 2009, the Company recorded a $15.2 million provision for loan losses compared to a $2.9 million provision for 2008, or an increase of $12.2 million.  Actual credit losses realized through charge-off, however, are running well below the provision level but are higher than the prior year.  For the full year 2009, net charge-offs have amounted to $4.4 million or 0.60% of total loans compared to net charge-offs of $1.3 million or 0.20% of total loans for the full year 2008.  Of the 2009 net charge-offs, $3.3 million was realized in the fourth quarter and reflected the resolution of one of the Company’s larger non-performing loans.  This was a factor contributing to a $5.4 million decline in non-performing assets from $23.7 million at September 30, 2009 to $18.3 million or 2.54% of total loans at December 31, 2009.  Non-performing assets in 2009, however, are well above the year end 2008 level of $4.6 million or 0.64% of total loans.  In summary, the allowance for loan losses provided 115% coverage of non-performing loans and was 2.72% of total loans at December 31, 2009, compared to 264% of non-performing loans and 1.26% of total loans at December 31, 2008.

The Company’s non-interest income in the fourth quarter of 2009 decreased by $54,000 from the prior year’s fourth quarter and for the full year 2009 decreased by $2.5 million when compared to all of 2008.  The largest item responsible for the quarterly decline was a $206,000 decrease in trust and investment advisory fees as a result of reductions in the market value of assets managed due to lower real estate and equity values in 2009.  The largest item causing the full year decline was related to bank owned life insurance.  Bank owned life insurance revenue dropped by $1.5 million in 2009 as there were more payments for death claims in 2008.  Trust and investment advisory fees also declined by $1.2 million for the full year 2009 while deposit service charges dropped by $300,000 due to fewer overdraft fees.  These negative items were partially offset by increased gains on asset sales.  Specifically, gains realized on residential mortgage sales into the secondary market in 2009 increased by $174,000 for the full year due to increased mortgage purchase and refinance activity in the Company’s primary market.  The Company also took advantage of market opportunities and generated $164,000 of gains on the sale of investment securities in 2009 compared to a net $95,000 loss on a portfolio repositioning strategy executed in 2008.

Total non-interest expense in the fourth quarter of 2009 increased by $1.7 million from the prior year’s fourth quarter and for the full year 2009 increased by $3.5 million or 9.9% when compared to the full year 2008.  Higher FDIC deposit insurance expense due to an increased basic rate and special assessment is a key factor responsible for both the quarterly ($595,000) and full year ($1.6 million) increase in non-interest expense in 2009.  Total salaries and benefits expense in 2009 increased by $520,000 in the fourth quarter and $1.3 million for the full year due to greater salary costs as a result of normal merit increases and higher sales related incentive compensation along with greater pension expense.  The fourth quarter 2009 salaries expense was also impacted by $130,000 of severance related costs.  Professional fees increased by $208,000 for the fourth quarter and $450,000 for the full year due to increased legal fees and recruitment costs in 2009.  Fourth quarter 2009 professional fees also included $120,000 of consulting costs related to a comprehensive review of the Company’s trust subsidiary which focused on strategic issues along with day-to-day operating and compliance activities.  Other expenses in both periods also increased due to credit related costs.  Specifically, other real estate owned expense increased by $715,000 due to the write-down and operating costs associated with an increased number of other real-estate owned properties while the Company also had to fund its reserve for unfunded commitments by an additional $118,000 in 2009.   These negative items were partially offset by a reduction in core deposit amortization expense of $216,000 for the fourth quarter and $757,000 for the full year as a branch core deposit intangible was fully amortized in the first quarter of 2009.

ASRV had total assets of $970 million and shareholders’ equity of $107 million or a book value of $4.09 per common share at December 31, 2009.  The Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status with a risk based capital ratio of 15.33%, an asset leverage ratio of 11.06% and a tangible common equity to tangible assets ratio of 7.71% at December 31, 2009.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

January 26, 2009

(In thousands, except per share and ratio data)

(All quarterly and 2009 data unaudited)

2009

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$533	$(939)	$(2,810)	$(1,679)	$(4,895)
Net income (loss) available to common shareholders	274	(1,202)	(3,073)	(1,941)	(5,942)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.22%	(0.39)%	(1.15)%	(0.70)%	(0.51)%
Return on average equity	1.90	(3.29)	(9.83)	(6.01)	(4.33)
Net interest margin	3.72	3.66	3.57	3.75	3.72
Net charge-offs as a percentage of average loans	0.03	0.19	0.35	1.82	0.60
Loan loss provision as a percentage of average loans	1.02	1.81	3.42	2.05	2.09
Efficiency ratio	78.22	82.56	84.00	92.82	84.39

PER COMMON SHARE:
Net income (loss):
Basic	$0.01	$(0.06)	$(0.15)	$(0.09)	$(0.28)
Average number of common shares outstanding	21,137	21,151	21,178	21,219	21,172
Diluted	0.01	(0.06)	(0.15)	(0.09)	(0.28)
Average number of common shares outstanding	21,137	21,152	21,182	21,219	21,174

2008

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,229	$1,516	$1,149	$1,615	$5,509
Net income available to common shareholders	1,229	1,516	1,149	1,580	5,474

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.55%	0.71%	0.52%	0.69%	0.62%
Return on average equity	5.43	6.64	4.93	6.68	5.93
Net interest margin	3.32	3.58	3.59	3.84	3.64
Net charge-offs as a percentage of average loans	0.06	0.46	0.04	0.23	0.20
Loan loss provision as a percentage of average loans	0.10	0.89	0.48	0.36	0.45
Efficiency ratio	82.87	73.20	79.72	77.46	78.11

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.07	$0.05	$0.07	$0.25
Average number of common shares outstanding	22,060	21,847	21,855	21,571	21,833
Diluted	0.06	0.07	0.05	0.07	0.25
Average number of common shares outstanding	22,062	21,848	21,856	21,571	21,975

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2009 data unaudited)

2009

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$975,062	$978,899	$959,344	$970,026
Short-term investment in money market funds	10,817	7,516	6,565	3,766
Investment securities	138,853	136,119	138,715	142,883
Loans	726,961	739,649	722,540	722,904
Allowance for loan losses	10,661	13,606	19,255	19,685
Goodwill and core deposit intangibles	13,498	13,498	12,950	12,950
Deposits	746,813	783,807	779,185	785,993
FHLB borrowings	90,346	57,702	44,451	51,579
Shareholders’ equity	114,254	112,880	110,706	107,254
Non-performing assets	5,099	14,670	23,689	18,337
Asset leverage ratio	11.82%	11.61%	11.41%	11.06%
Tangible common equity ratio	8.35	8.17	8.16	7.71
PER COMMON SHARE:
Book value (A)	$4.44	$4.37	$4.25	$4.09
Market value	1.67	1.85	1.80	1.67
Trust assets – fair market value (B)	$1,432,375	$1,376,272	$1,340,119	$1,358,570

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	355	352	350	345
Branch locations	18	18	18	18
Common shares outstanding	21,144,700	21,156,801	21,215,115	21,221,909

2008

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$902,349	$877,230	$911,306	$966,929
Short-term investment in money market funds	5,682	6,952	7,147	15,578
Investment securities	146,285	141,867	141,630	142,675
Loans	632,934	623,798	663,996	707,108
Allowance for loan losses	7,309	7,963	8,677	8,910
Goodwill and core deposit intangibles	14,254	14,038	13,821	13,605
Deposits	682,459	722,913	688,998	694,956
FHLB borrowings	106,579	40,214	106,897	133,778
Shareholders’ equity	91,558	92,248	93,671	113,252
Non-performing assets	3,050	3,717	4,390	4,572
Asset leverage ratio	9.78%	10.47%	10.37%	12.15%
Tangible common equity ratio	8.70	9.06	8.90	8.31
PER COMMON SHARE:
Book value (A)	$4.19	$4.22	$4.29	$4.39
Market value	2.79	2.98	2.51	1.99
Trust assets – fair market value (B)	$1,838,029	$1,813,231	$1,678,398	$1,554,351

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	350	353	352	353
Branch locations	19	18	18	18
Common shares outstanding	21,842,691	21,850,773	21,859,409	21,128,831

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2009 data unaudited)

2009

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,349	$10,544	$10,247	$10,310	$41,450
Total investment portfolio	1,586	1,511	1,451	1,457	6,005
Total Interest Income	11,935	12,055	11,698	11,767	47,455

INTEREST EXPENSE
Deposits	3,255	3,405	3,316	3,134	13,110
All borrowings	539	479	457	436	1,911
Total Interest Expense	3,794	3,884	3,773	3,570	15,021

NET INTEREST INCOME	8,141	8,171	7,925	8,197	32,434
Provision for loan losses	1,800	3,300	6,300	3,750	15,150
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,341	4,871	1,625	4,447	17,284

NON-INTEREST INCOME
Trust fees	1,559	1,438	1,377	1,274	5,648
Net realized gains on investment securities	101	63	-	-	164
Net realized gains on loans held for sale	118	163	213	157	651
Service charges on deposit accounts	673	710	712	674	2,769
Investment advisory fees	137	152	176	183	648
Bank owned life insurance	250	254	258	446	1,208
Other income	723	711	718	688	2,840
Total Non-interest Income	3,561	3,491	3,454	3,422	13,928

NON-INTEREST EXPENSE
Salaries and employee benefits	5,092	4,983	5,114	5,337	20,526
Net occupancy expense	722	641	602	667	2,632
Equipment expense	415	442	398	437	1,692
Professional fees	920	873	1,050	1,189	4,032
FDIC deposit insurance expense	32	691	311	636	1,670
Amortization of core deposit intangibles	108	-	-	-	108
Other expenses	1,873	2,006	2,091	2,527	8,497
Total Non-interest Expense	9,162	9,636	9,566	10,793	39,157

PRETAX INCOME (LOSS)	740	(1,274)	(4,487)	(2,924)	(7,945)
Income tax expense (benefit)	207	(335)	(1,677)	(1,245)	(3,050)
NET INCOME (LOSS)	533	(939)	(2,810)	(1,679)	(4,895)
Preferred stock dividends	259	263	263	262	1,047
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$274	$(1,202)	$(3,073)	$(1,941)	$(5,942)

2008

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,462	$9,862	$10,015	$10,680	$41,019
Total investment portfolio	1,820	1,588	1,717	1,675	6,800
Total Interest Income	12,282	11,450	11,732	12,355	47,819

INTEREST EXPENSE
Deposits	4,499	3,861	3,774	3,546	15,680
All borrowings	1,048	623	727	624	3,022
Total Interest Expense	5,547	4,484	4,501	4,170	18,702

NET INTEREST INCOME	6,735	6,966	7,231	8,185	29,117
Provision for loan losses	150	1,375	775	625	2,925
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,585	5,591	6,456	7,560	26,192

NON-INTEREST INCOME
Trust fees	1,790	1,737	1,691	1,513	6,731
Net realized gains (losses) on investment securities	-	(137)	20	22	(95)
Net realized gains on loans held for sale	89	121	138	129	477
Service charges on deposit accounts	734	807	771	757	3,069
Investment advisory fees	226	218	185	150	779
Bank owned life insurance	249	1,923	260	263	2,695
Other income	750	674	702	642	2,768
Total Non-interest Income	3,838	5,343	3,767	3,476	16,424

NON-INTEREST EXPENSE
Salaries and employee benefits	4,830	4,812	4,758	4,817	19,217
Net occupancy expense	661	653	586	661	2,561
Equipment expense	431	414	402	430	1,677
Professional fees	769	910	922	981	3,582
FHLB prepayment penalty	-	91	-	-	91
FDIC deposit insurance expense	22	20	30	41	113
Amortization of core deposit intangibles	216	216	217	216	865
Other expenses	1,850	1,909	1,869	1,903	7,531
Total Non-interest Expense	8,779	9,025	8,784	9,049	35,637

PRETAX INCOME	1,644	1,909	1,439	1,987	6,979
Income tax expense	415	393	290	372	1,470
NET INCOME	1,229	1,516	1,149	1,615	5,509
Preferred stock dividends	-	-	-	35	35
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,229	$1,516	$1,149	$1,580	$5,474

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2009 data unaudited)

2009

2008

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$723,992	$725,241	$683,739	$641,766
Deposits with banks	1,772	1,782	493	583
Short-term investment in money market funds	6,745	9,022	8,405	7,136
Federal funds	1,491	490	-	114
Total investment securities	146,164	146,150	151,521	153,636

Total interest earning assets	880,164	882,685	844,158	803,235

Non-interest earning assets:
Cash and due from banks	14,363	14,498	15,581	16,786
Premises and equipment	9,230	9,213	9,751	9,333
Other assets	73,927	72,574	68,325	72,249
Allowance for loan losses	(19,626)	(13,382)	(8,602)	(7,837)

Total assets	$958,058	$965,588	$929,213	$893,766

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$63,828	$62,494	$63,225	$64,683
Savings	71,789	72,350	69,856	70,255
Money market	184,096	169,823	113,703	107,843
Other time	349,133	343,841	325,920	341,185
Total interest bearing deposits	668,846	648,508	572,704	583,966
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	11,329	21,028	113,093	71,636
Advanced from Federal Home Loan Bank	29,892	43,934	13,101	11,725
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	723,152	726,555	711,983	680,412

Non-interest bearing liabilities:
Demand deposits	114,797	114,473	111,306	110,601
Other liabilities	9,298	11,428	9,751	9,816
Shareholders’ equity	110,811	113,132	96,173	92,937
Total liabilities and shareholders’ equity	$958,058	$965,588	$929,213	$893,766